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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2005

                           SANDY SPRING BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         Maryland                       000-19065                52-1532952
(State or other jurisdiction          (Commission file          (IRS Employer
      of incorporation)                   number)             Identification No)

                   17801 Georgia Avenue, Olney, Maryland 20832
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 774-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 7.01 REGULATION FD DISCLOSURE.

The following information is furnished to the Securities and Exchange Commission under both Item 2.02 and Item 7.01 of this Form 8-K.

On October 18, 2005, Sandy Spring Bancorp, Inc. issued a news release regarding its results of operations and financial condition for the quarter and nine months ended September 30, 2005. The text of the press release is included as
Exhibit 99 to this report. The Company will include final financial statements and additional analyses as part of its Form 10-Q for the quarter ended September 30, 2005.

Non-GAAP Financial Measure. Exhibit 99 includes disclosure and discussion of a traditional efficiency ratio that is a non-GAAP financial measure as defined in Commission Regulation G and Item 10 of Commission Regulation S-K. The issuer has for many years used this traditional efficiency ratio as a measure of operating expense control and efficiency of operations. Management believes that this traditional ratio better focuses attention on the operating performance of the issuer over time than does a GAAP based ratio, and is highly useful in comparing period-to-period operating performance of the Company's core business operations. It is used by management as part of its assessment of its performance in managing noninterest expenses. However this measure is supplemental, and is not a substitute for an analysis of performance measures based on GAAP. Exhibit 99 also includes disclosure and discussion of the GAAP-based efficiency ratio and the differences between the two ratios. The traditional efficiency ratio used by the issuer may not be comparable to GAAP or non-GAAP efficiency ratios reported by other financial institutions.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits. Exhibit 99-News Release dated October 18, 2005

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SANDY SPRING BANCORP, INC.
                                         By:  /s/ Hunter R. Hollar
                                              -----------------------------
                                               Hunter R. Hollar
                                               President and
                                               Chief Executive Officer
Dated: October 18, 2005